SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a)
               of the Securities Exchange Act of  1934


Filed by the Registrant   X
                        -----
Filed by a Party other than the Registrant
                                           -----
Check the appropriate box:

     Preliminary Proxy Statement
- ---

 X   Definitive Proxy Statement
- ---

     Definitive Additional Materials
- ---

     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12
- ---

           DELAWARE GROUP DIVIDEND & INCOME FUND, INC.
    ---------------------------------------------------------
          (Name of Registrant as Specified In Its Charter)

                  George M. Chamberlain, Jr.
    ----------------------------------------------------------
              (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(j)(2).
 X
- ---
     $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
- ---
     Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11.
- ---
          1) Title of each class of securities to which transaction applies:

           N/A
          ------------------------------------------------------
          2) Aggregate number of securities to which transaction applies:

           N/A
          -------------------------------------------------------


          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

           N/A
          -------------------------------------------------------

          4) Proposed maximum aggregate value of transaction:

           N/A
          -------------------------------------------------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

     Check box if any part of the fee is offset as provided by
- --- Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

           N/A
          ------------------------------

          2) Form, Schedule or Registration Statement No.:

           N/A
          -------------------------------

          3) Filing Party:

           N/A
          -------------------------------

          4) Date Filed:

           N/A
          -------------------------------

                     SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a)
               of the Securities Exchange Act of  1934


Filed by the Registrant   X
                        -----
Filed by a Party other than the Registrant
                                           -----
Check the appropriate box:

     Preliminary Proxy Statement
- ---

 X   Definitive Proxy Statement
- ---

     Definitive Additional Materials
- ---

     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12
- ---

       DELAWARE GROUP GLOBAL DIVIDEND & INCOME FUND, INC.
    ---------------------------------------------------------
          (Name of Registrant as Specified In Its Charter)

                  George M. Chamberlain, Jr.
    ----------------------------------------------------------
              (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(j)(2).
 X
- ---
     $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
- ---
     Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11.
- ---
          1) Title of each class of securities to which transaction applies:

           N/A
          ------------------------------------------------------
          2) Aggregate number of securities to which transaction applies:

           N/A
          -------------------------------------------------------


          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

           N/A
          -------------------------------------------------------

          4) Proposed maximum aggregate value of transaction:

           N/A
          -------------------------------------------------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

     Check box if any part of the fee is offset as provided by
- --- Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

           N/A
          ------------------------------

          2) Form, Schedule or Registration Statement No.:

           N/A
          -------------------------------

          3) Filing Party:

           N/A
          -------------------------------

          4) Date Filed:

           N/A
          -------------------------------











- --------------------------
DELAWARE GROUP DIVIDEND AND
INCOME FUND, INC.

DELAWARE GROUP GLOBAL DIVIDEND
AND INCOME FUND, INC.
- --------------------------










- --------------------------

PROXY STATEMENT

Notice of Joint
Annual Meeting
of Shareholders

- -----------------------------

JUNE 14, 1996





                                           DELAWARE
                                           GROUP
                                           --------
DELAWARE GROUP
- ------------------

1818 Market Street, Philadelphia, Pennsylvania 19103

       COMBINED PROXY STATEMENT AND NOTICE OF JOINT ANNUAL
       MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 14, 1996
             AT THE UNION LEAGUE OF PHILADELPHIA
        140 SOUTH BROAD STREET, PHILADELPHIA, PA  19102


To the Shareholders of:

          Delaware Group Dividend and Income Fund, Inc.
      Delaware Group Global Dividend and Income Fund, Inc.

This is your official notice that the Joint Annual Meeting (the "Meeting") of Shareholders of Delaware Group Dividend and Income Fund, Inc. and Delaware Group Global Dividend and Income Fund, Inc. (collectively the "Funds" and individually the "Fund") will be held at the Union League of Philadelphia, 140 South Broad Street, Philadelphia, PA 19102 on Friday, June 14, 1996 at 10:00 a.m. This Proxy Statement and the enclosed form of proxy are expected to be mailed to shareholders on or about April 29, 1996.

You are cordially invited, and urged, to attend the meeting. Whether or not you will be able to attend the Meeting, you are urged to sign and mail the accompanying form of proxy. EACH FUND WILL VOTE
SEPARATELY ON EACH ITEM SET FORTH BELOW.

The purposes of the Meeting are as follows:

1.   To elect six Directors of each Fund.
2. To ratify or reject the selection of Ernst & Young LLP as independent auditors for each Fund.
3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please note that the form of proxy provides a space on which you may grant or withhold authority to vote in the election of directors and to vote for or against the ratification of the selection of auditors.

PROXIES THAT ARE PROPERLY EXECUTED BUT NOT OTHERWISE MARKED WILL BE VOTED "FOR" THE ELECTION OF THE PROPOSED DIRECTORS AND "FOR" THE
RATIFICATION OF THE SELECTION OF AUDITORS.

The Boards of Directors have designated April 12, 1996 as the record date for shareholders entitled to vote at this Meeting. You may cast one vote for each full share and a fractional vote for each fractional share that you held at the close of business on that day.

Your proxy with respect to either Fund is revocable by you at any time by notifying the Fund in writing or by signing another proxy. Signing a proxy will not affect your right to attend the Meeting and vote your shares in person or to give a later proxy.



/s/Wayne A. Stork
- -----------------
Wayne A. Stork
Chairman

April 29, 1996


                         PROXY STATEMENT

            DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
         DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.

THE BOARD OF DIRECTORS OF DELAWARE GROUP DIVIDEND AND INCOME FUND, INC. AND OF DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC. (COLLECTIVELY THE "FUNDS" AND INDIVIDUALLY THE "FUND"), RESPECTIVELY, IS SOLICITING YOUR PROXY TO BE VOTED AT THE JOINT ANNUAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON FRIDAY, JUNE 14, 1996 AT THE UNION LEAGUE OF PHILADELPHIA, 140 SOUTH BROAD STREET, PHILADELPHIA, PA 19102 AT 10:00 A.M. AND ANY ADJOURNMENTS THEREOF. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, THE BOARD OF DIRECTORS OF YOUR FUND URGES YOU TO SIGN AND RETURN THE PROXY FORM WHICH ACCOMPANIES THIS PROXY STATEMENT.

     Signing a proxy form does not affect your right to attend the Meeting and vote your shares in person, or your right to revoke this proxy or to sign a later proxy. Your proxy will help assure the presence of a quorum, however, and may help avoid the additional expense of a further proxy solicitation. Proxies will be voted in accordance with the instructions thereon, if any, and if no direction is made, proxies that are properly executed will be voted "FOR" each of the nominees for election as director and "FOR" the ratification of the selection of auditors. The proxies are authorized to vote in their discretion on any other matters which may properly be acted upon at this Meeting or any adjournment thereof. Under Maryland law and the Funds' constituent documents, abstentions and broker votes on routine matters will be included for purposes of determining whether a quorum is present at the Meeting. Abstentions do not count as votes received, but have the same effect as casting votes against proposals that require the vote of a majority of the shares present at a meeting, provided a quorum exists. Broker non-votes (the failure of brokers to vote shares on matters which they have authority to vote) are counted for purposes of determining whether a quorum is present at the Meeting, but they are not counted as votes received at such Meeting for any proposal.

     This solicitation is being made largely by mail on behalf of the Boards of Directors of the Funds, but may also be made by officers or employees of the Funds and may include telephonic, telegraphic or personal interviews. The cost of the solicitation is being borne by the Funds. The Funds may reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to beneficial owners of the Funds' shares. This Proxy Statement and the accompanying proxy card(s) are expected to be mailed to shareholders on or about April 29, 1996.

     Your proxy with respect to a Fund is revocable by you at any time by notifying that Fund in writing at its principal executive office at 1818 Market Street, Philadelphia, Pennsylvania 19103. Shareholders retain the right to attend the Meeting and to vote their shares in person. Shareholders of record at the close of business on April 12, 1996 will be entitled to cast one vote for each full share then held and a fractional vote for each fractional share then held. As of that date, Delaware Group Dividend and Income Fund, Inc. had 14,307,000 shares outstanding, and Delaware Group Global Dividend and Income Fund, Inc. had 6,650,647 shares outstanding.





Proposal 1
- ----------

ELECTION OF DIRECTORS

     Six directors have been nominated for election to each Board as the entire Board of Directors to hold office until the next Annual Meeting of Shareholders or Special Meeting called for the purpose of electing directors and until their successors shall have been elected and shall have qualified. The nominees are: Wayne A. Stork,* Walter
P. Babich, Anthony D. Knerr, Ann R. Leven, W. Thacher Longstreth and Charles E. Peck. All of these nominees are present members of the Boards of Directors. It is not expected that any nominee will withdraw or become unavailable for election, but in case this should happen, the power given in the proxy may be used to vote for a substitute nominee or nominees as recommended by the existing Boards of Directors. Delaware Group Dividend and Income Fund, Inc. had nine board meetings during its most recently completed fiscal year and Delaware Group Global Dividend and Income Fund, Inc. had ten board meetings during its most recently completed fiscal year. All of the present directors attended at least 75% of those meetings.

     Each Fund has a nominating committee for the purpose of proposing a list of nominees to the disinterested directors for selection and nomination for election at annual meetings of shareholders. This committee consists of three directors appointed by the Board, two of whom are not affiliated with the Funds' investment manager, Delaware Management Company, Inc. ("DMC"), and, therefore, are not interested directors of the Funds. The selection and nomination of the disinterested directors is committed to the discretion of the disinterested directors. The disinterested directors serve in rotation. The same persons comprise the nominating committee of both Funds. At the inception of the Fund's most recently completed fiscal year, the committee consisted of Leonard M. Harlan, a former director and "interested person" of the Funds, John J. Connolly, Ed.D., a former director of the Funds, and Walter P. Babich Messrs. Harlan and Connolly ceased being members of the Boards of Directors, and thus the nominating committee, on March 29, 1995 and January 28, 1995, respectively. This committee met once during that period for the purpose of determining a proposed list of nominees. In November 1995, the Boards of Directors selected Wayne
A. Stork,* Walter P. Babich and Ann R. Leven, as the nominating committee for the period November 1995 through November 1996. This committee met once for the purpose of determining a proposed list of nominees for this Meeting. The committee presented the proposed list to the disinterested directors at their meeting on February 15, 1996.

     In conjunction with the merger of LNC and DMH, which is described under Other Information - Investment Manager on page __ and in order to comply with section 15(f) of the Investment Company Act of 1940 (the "1940 Act"), the Boards of Directors of the Funds were been reconstituted so that at least 75% of the directors are not "interested" persons of Lincoln National Corporation ("LNC"), DMH or their respective affiliates for a three-year period.


*Director affiliated with the investment manager of the Funds and, therefore, considered an "interested person" of the Funds as defined in the Investment Company Act of 1940.
- ---------------------------------------------------------------------


     Pursuant to arrangements with Delaware Management Holdings, Inc. ("DMH"), DMC's indirect parent, DMH has agreed to use reasonable efforts, consistent with the restrictions of the 1940 Act, and subject to fiduciary obligations of DMH and its affiliates, to have Mr. Stork, a director and employee of the Funds, retain his position as chairman of the Boards of Directors of the Funds. The agreement has no binding effect on the Funds or their shareholders. The nominating committee will consider suggestions for nominations from shareholders. Shareholders who wish to suggest candidates for nomination to the Boards of Directors at any future annual meeting should identify the candidate and furnish a statement of the person's qualifications, in writing, to the nominating committee at the principal executive office of the Funds.

     Set forth are the current members of each Board of Directors and nominees for election as directors, their ages and their business backgrounds. Each of the current directors became a director of each Fund in 1993.

           Selected Information Concerning the Boards of Directors

Nominees
- ---------

Name/Age/Position with Funds/Business Experience

*Wayne A. Stork (58) Chairman, President, Chief Executive Officer, Director and/or Trustee of the Funds, 14 other funds in the Delaware Group (which excludes Delaware Pooled Trust, Inc.), Delaware Management Holdings, Inc., DMH Corp., Delaware International Holdings Ltd. and Founders Holdings, Inc.; Chairman and Director of Delaware Pooled Trust, Inc., Delaware Distributors, Inc., Delaware Capital Management, Inc. and Delaware Investment and Retirement Services, Inc.; Chairman, President, Chief Executive Office, Chief Investment Officer and Director of Delaware Management Company, Inc.; Chairman, Chief Executive Officer and Director of Delaware International Advisers Ltd.; and Director of Delaware Service Company, Inc. During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

Walter P. Babich (68) Director and/or Trustee of the Funds and each of the other 15 funds in the Delaware Group; Board Chairman, Citadel Constructors, Inc., 1988 to present; Partner, I&L Investors, 1988-1991; Partner, Irwin & Leighton Partnership (building construction), 1986-1988.

Anthony D. Knerr (57) Director and/or Trustee of the Funds and each of the other 15 funds in the Delaware Group; Founder and Managing Director, Anthony Knerr & Associates, 1991 to present; Chairman, The Publishing Group, Inc., 1988-1990; Executive Vice President/Finance and Treasurer, Columbia University, 1982-1988; Lecturer for English, Columbia University, 1987-1989.





*Director affiliated with the investment manager of the Funds and, therefore, considered an "interested person" of the Funds as defined in the 1940 Act.
- ---------------------------------------------------------------------

  Selected Information Concerning the Boards of Directors

Nominees
- ---------

Name/Age/Position with Fund/Business Experience

Ann R. Leven (55) Director and/or Trustee of the Funds and each of the other 15 funds in the Delaware Group; Treasurer, National Gallery of Art, 1994 to present; Deputy Treasurer, National Gallery of Art, 1990-1994; Adjunct Professor, Columbia Business School, 1975-1992; Treasurer and Chief Fiscal Officer, Smithsonian Institution, 1984-1990; Director of various funds sponsored by Aquila Management Corporation, 1985 to present.

W. Thacher Longstreth (75) Director and/or Trustee of the Funds and each of the other 15 funds in the Delaware Group; Philadelphia City Councilman, 1984 to present; Consultant, Packard Press 1988 to present; President, MLW, Associates, 1983 to present; Director Emeritus, Tasty Baking Company, 1991 to present; Director, Tasty Baking Company, 1968-1991; Director, Healthcare Services Group, 1983 to present; Vice Chairman, The Winchell Company, 1983-1988.

Charles E. Peck (70) Director and/or Trustee of the Funds and each of the other 15 funds in the Delaware Group; Secretary/Treasurer, Enterprise Homes, Inc., 1992 to present; Chairman and Chief Executive Officer, The Ryland Group, Inc., 1981-1990.


Standing Committees
     In addition to the nominating committee described on page     ,
each Fund has an audit committee for the purpose of overseeing the quality of financial reporting and the internal controls of the Fund and for such other purposes as the Board of Directors may from time to time direct. The committee consists of three directors appointed by the Board, all of whom are considered to be "disinterested persons" under the 1940 Act. Members of the audit committee serve for three years or until their successors have been appointed and qualified. The audit committee for each Fund consists of Walter P. Babich, Anthony D. Knerr and Ann R. Leven; Ms. Leven serves as the Chairperson. Each member of the audit committee has served for a three-year term and each continues to serve. During the last fiscal year of each Fund, the audit committee met in December of 1994 and February, June and November of 1995 to review internal audit reports, receive reports on internal control systems and plan for the audits of the Funds by the independent auditors. The Boards of Directors have no compensation committees.


Officers
     Exhibit A lists the Executive Officers of the Funds, their ages, positions, five years' business experience and the date they first took office. The Board of Directors and Senior Management of the Funds appoint officers each year and from time to time as necessary. The following officers of each Fund are also officers of DMC. Their positions with each Fund are shown next to their names: Wayne A. Stork (Chairman, President, Chief Executive Officer and Director); Winthrop S. Jessup (Executive Vice President); Richard G. Unruh, Jr. (Executive Vice President); Paul E. Suckow (Executive Vice President/Chief Investment Officer - Fixed Income); David K. Downes (Senior Vice President, Chief Administrative Officer and Chief Financial Officer); George M. Chamberlain, Jr. (Senior Vice President/ Secretary); Joseph H. Hastings (Vice President/Corporate Controller); Michael P. Bishof (Vice President/ Treasurer); Lisa O. Brinkley (Vice President/Compliance); Steven T. Lampe (Vice President/Taxation); Richard J. Flannery (Vice President); Eric E. Miller (Vice President/Assistant Secretary); Richelle S. Maestro (Vice President/Assistant Secretary); John M. Zerr (Vice President/Assistant Secretary); Rosemary E. Milner (Vice President/Legal); Bruce A. Ulmer (Vice President/Director of Internal Audit); Bernard P. Schaffer (Vice President/Senior Portfolio Manager); Paul A. Matlack (Vice President/Senior Portfolio Manager); Gerald T. Nichols (Vice President/Senior Portfolio Manager); Michael
J. Ryan (Vice President/Trading); and Robert C. Whiteman (Vice President/Fixed Income Trading). Wayne A. Stork is also an officer and a director of Delaware International Advisers Ltd., Delaware Group Global Dividend and Income Fund, Inc.'s sub-adviser.

     While in the employ of Oppenheimer Management Corporation, Mr. Paul E. Suckow was the subject of an Administrative Proceeding brought by the U.S. Securities and Exchange Commission ("SEC"). As a result of this proceeding, Mr. Suckow was found to have violated
Section 34(b) of the 1940 Act by failing properly to disclose material facts in certain books and records. By order of the Commission dated December 1, 1992, Mr. Suckow was suspended from the business for 120 days.

     Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that directors, certain officers, and persons who own more than ten percent of each Fund's common stock, as well as each Fund's investment advisers and certain affiliated persons of those investment advisers, file with the SEC and the New York Stock Exchange reports of their ownership and changes in ownership of such common stock on Forms 3, 4 and 5. Such filing persons are required by SEC regulations to furnish to each Fund copies of all Forms 3, 4 and 5 that they file.

     Based upon a review of these filings and certain written representations from such persons that no other reports were required to be filed, the Funds believe that, except as noted, the requirements of Section 16 were met. Each Fund notes that Forms 3 were not filed on a timely basis on behalf of LNC, an affiliate of DMC, or Michael P. Bishof, Vice President and Treasurer of each Fund. In addition, Delaware Group Global Dividend and Income Fund, Inc. notes that a Form 4 to report one transaction was not filed on a timely basis on behalf of W. Thacher Longstreth, a director of each Fund.

     As of January 31, 1996, W. Thacher Longstreth owned 1,000 shares of Delaware Group Dividend and Income Fund, Inc. and 1,000 shares of Delaware Group Global Dividend and Income Fund, Inc. In addition, all directors as a group owned 12,776,572 shares in all the funds of the Delaware Group.

     As of January 31, 1996, all directors and executive officers of each Fund, as a group, owned 7,736 (.05%) of the outstanding shares of Delaware Group Dividend and Income Fund, Inc., and 3,055 (.05%) of the outstanding shares of Delaware Group Global Dividend and Income Fund, Inc.

Remuneration of Directors
     Set forth below is a Compensation Table listing, for each director, the aggregate compensation received from each Fund and the total compensation received from all funds in the Delaware Group for the fiscal year ended November 30, 1995, and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees.


                                                  Pension or
                    Aggregate      Aggregate      Retirement
                    Compensation   Compensation   Benefits
                    from Delaware  from Delaware  Accrued
                    Group          Group Global   as Part of
                    Dividend       Dividend and   each Fund's
         Name       and Income     Income Fund,   Expenses
                    Fund, Inc.     Inc.

W. Thacher Longstreth $3,029         $3,029         None
Ann R. Leven          $3,455         $3,455         None
Walter P. Babich      $3,510         $3,510         None
Anthony D. Knerr      $3,298         $5,264         None
Charles E. Peck       $3,029         $3,029         None

                    Estimated
                    Annual
                    Benefits
                    Upon           Total
                    Retirement     Compensation
                    from all 17    from all 17
                    Delaware Group Delaware
         Name       Funds*         Group Funds**

W. Thacher Longstreth $30,000        $58,188
Ann R. Leven          $30,000        $66,324
Walter P. Babich      $30,000        $67,324
Anthony D. Knerr      $30,000        $62,613
Charles E. Peck       $30,000        $58,188

* Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each fund in the Delaware Group for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of April 18, 1996, he or she would be entitled to annual payments totaling $30,000, in the aggregate, from all of the funds in the Delaware Group, based on the number of funds in the Delaware Group as of that date.

** Each disinterested director received a fee of $15,000 for serving on a non-recurring special committee, and such fee is included as part of his or her total compensation.



Required Vote
     As to each director of a Fund, a plurality of all votes cast by shareholders of such Fund, shall be required to elect such director. This means that the six nominees receiving the largest number of votes will be elected.

Proposal 2
- ----------

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of each Fund has selected Ernst & Young LLP ("E&Y") as independent auditors of such Fund for the current fiscal year and shareholders are asked to ratify this selection. A representative from E&Y will be present at the Meeting. The representative of E&Y will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. The Funds' audit committees meet periodically with the representatives of E&Y to receive reports from E&Y and plan for the Funds' audits.

Required Vote
     The affirmative vote of a majority of each Fund's shares represented at the Meeting is required to ratify the selection of E&Y as independent auditors for such Fund.

Recommendation of the Boards of Directors
     The Board of Directors of each Fund recommends that the shareholders of that Fund ratify the selection of E&Y as independent auditors for such Fund for the current fiscal year.

OTHER INFORMATION

Investment Manager
     Delaware Management Company, Inc., One Commerce Square, Philadelphia, PA 19103, serves as investment manager to each Fund. Delaware International Advisers Ltd. ("Delaware International"), Veritas House, 3rd Floor, 125 Finsbury Pavement, London, England EC2A 1NQ, serves as sub-adviser to Delaware Group Global Dividend and Income Fund, Inc.

     DMH, through its wholly-owned subsidiary DMH Corp., owns 100% of the voting securities of DMC. DMH, also through its wholly-owned subsidiary DMH Corp., directly owns 81.1% of the voting securities of Delaware International and indirectly owns the remaining 18.9% of the voting securities of Delaware International through DMH Corp.'s wholly-owned subsidiary, Delaware International Holdings Ltd. LNC, through its wholly-owned subsidiary Lincoln National Investment Companies, Inc., owns 100% of the outstanding shares of common stock of DMH, and may be deemed to control DMH. The address of DMH is One Commerce Square, Philadelphia, PA 19103. The address of DMH Corp. is Foulkstone Plaza, 1403 Foulk Road, Suite 102, Wilmington, DE 19803. The address of Delaware International Holdings Ltd. is Clarendon House, Church Street West, Hamilton HM DX, Bermuda. The address of LNC and Lincoln National Investment Companies, Inc. is 200 East Berry Street, Fort Wayne, IN 46802.

     On April 3, 1995, DMH and LNC merged and DMH became an indirect, wholly-owned subsidiary of LNC. In connection with the merger (the "Merger"), cash consideration of $301 million was paid to the holders of DMH common stock, options, warrants, phantom stock and phantom stock equivalents ("DMH Equity"). The cash consideration was allocated to holders of DMH Equity so that each such holder received the same amount per share (on a fully-diluted basis) after deducting from the amounts payable to the holders of DMH options and warrants the exercise price of the options or warrants.

     In addition to the $301 million of cash consideration, the holders of DMH Equity are entitled to receive, subject to the satisfaction of certain conditions, a contingent payment of up to a maximum $22.5 million on June 1, 1997. The amount of this contingent payment will depend upon the cumulative management revenues (i.e., investment management and advisory or sub-advisory fees) of DMH during the period April 1, 1995 through March 31, 1997 (the "Measurement Period"). If the cumulative management revenues during the Measurement Period do not exceed $245.6 million, no contingent payment will be made. If cumulative management revenues exceed that amount, then a contingent payment will be made by LNC in an amount determined by multiplying $22.5 million by a fraction, the numerator of which will be the amount by which cumulative management revenues during the Measurement Period exceed $245.6 million, and the denominator of which is $26.9 million. Wayne A. Stork received approximately 3.9% of the consideration that was paid on April 3, 1995 as a holder of DMH Equity and will receive contingency payments, if any are made.

     In connection with the Merger, Wayne A Stork (Chairman, President, Chief Executive Officer and Director of DMH; Chairman, President, Chief Executive Officer, Chief Investment Officer and Director of DMC; Chairman, President, Chief Executive Officer and Director of each Fund; and Chairman, Chief Executive Officer and Director of Delaware International) executed an employment agreement with DMH and LNC, providing that he will continue in the employ of DMH for a period of approximately four years from the date of the Merger.

Administrator
     Princeton Administrators, L.P., 800 Scudders Mill Road,
Plainsboro, NJ 08536, serves as administrator to each Fund.

Shareholder Proposals
     If a Fund holds an annual meeting of shareholders in 1997, shareholder proposals for that meeting must be received no later than December 30, 1996. Such proposals should be sent to the Fund, directed to the attention of its Secretary, at its principal executive office.

     The most recent Annual and Semi-Annual Reports for each Fund are available at no cost to its shareholders, upon written or oral request by contacting the respective Fund at 1818 Market Street, Philadelphia, Pennsylvania 19103, or by calling 1-800-523-4640.

     The following shareholders owned the percentages listed of the Funds as of January 31, 1996: Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY 10004, owned 13,926,999 shares, which was 97.34% of the outstanding shares of Delaware Group Dividend & Income Fund, Inc.; and Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY 10004, owned 6,386,883 shares, which was 96.03% of the outstanding shares of Delaware Group Global Dividend & Income Fund, Inc. The Funds have been advised that the shares held by Cede & Co. as the record owner are for the benefit of others.



                                                    /s/Wayne A. Stork
                                                    -----------------
                                                       Wayne A. Stork
                                                       Chairman
                                                       April 29, 1996

                             EXHIBIT A

               EXECUTIVE OFFICERS OF THE FUNDS


The following individuals are executive officers of the Funds:

OFFICER            AGE  BUSINESS EXPERIENCE DURING PAST FIVE YEARS

Wayne A. Stork     58   Mr. Stork serves as Chairman, President,
                        Chief Executive Officer, Director and/or
                        Trustee for the Funds and 14 other funds in the Delaware Group (which excludes Delaware
                        Pooled Trust, Inc.). Mr. Stork also serves as Chairman, President, Chief Executive
                        Officer and Director for Delaware Management
                        Holdings, Inc., DMH Corp., Delaware
                        International Holdings Ltd. and Founders
                        Holdings, Inc.; Chairman and Director for
                        Delaware Distributors, Inc., Delaware
                        Capital Management, Inc., Delaware
                        Investment & Retirement Services, Inc. and
                        Delaware Pooled Trust, Inc.; Chairman,
                        President, Chief Executive Officer, Chief
                        Investment Officer and Director for Delaware
                        Management Company, Inc.; Chairman, Chief
                        Executive Officer and Director for Delaware
                        International Advisers Ltd.; and Director for Delaware Service Company, Inc. During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

Winthrop S. Jessup 50   Mr. Jessup has served as Executive Vice
                        President for the Funds since their
                        inception in 1993 and for each of the other funds in the Delaware Group (except Delaware
                        Pooled Trust, Inc.) since 1988, except he has served as Executive Vice President for Delaware Group Global & International Funds,
                        Inc. since 1991. Mr. Jessup also serves as Executive Vice President for Delaware
                        Management Holdings, Inc.; President and
                        Chief Executive Officer for Delaware Pooled
                        Trust, Inc.; President and Director for
                        Delaware Capital Management, Inc.; Executive
                        Vice President and Director for DMH Corp.,
                        Delaware Management Company, Inc., Delaware
                        International Holdings Ltd. and Founders
                        Holdings, Inc.; Vice Chairman and Director for Delaware Distributors, Inc.; Vice
                        Chairman for Delaware Distributors, L.P.;
                        and Director for Delaware Management Trust
                        Company, Delaware Service Company, Inc.,
                        Delaware International Advisers Ltd. and
                        Delaware Investment & Retirement Services,
                        Inc. During the past five years, Mr. Jessup has served in various executive capacities at different times within the Delaware organization.

               EXECUTIVE OFFICERS OF THE FUNDS


OFFICER            AGE  BUSINESS EXPERIENCE DURING PAST FIVE YEARS

Richard G. Unruh,  56   Mr. Unruh has served as Executive Vice
Jr.                     President for the Funds and each of the
                        other funds in the Delaware Group since
                        1994.  Mr. Unruh also serves as Executive
                        Vice President and Director for Delaware
                        Management Company, Inc.; Senior Vice
                        President for Delaware Management Holdings,
                        Inc.; and Director for Delaware
                        International Advisers Ltd. During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

Paul E. Suckow     48   Mr. Suckow has served as Executive Vice
                        President/Chief Investment Officer, Fixed
                        Income for the Funds and each of the other funds in the Delaware Group since 1995
                        (previously he was Senior Vice
                        President/Chief Investment Officer, Fixed
                        Income for the Funds and each of the other funds in the Delaware Group). Mr. Suckow also serves as Executive Vice
                        President/Chief Investment Officer, Fixed
                        Income for Delaware Management Company,
                        Inc.; Senior Vice President/Chief Investment
                        Officer, Fixed Income for Delaware
                        Management Holdings, Inc.; Senior Vice
                        President and Director for Founders
                        Holdings, Inc.; and Director for Founders
                        CBO Corporation. Before returning to the Delaware Group in April 1993, Mr. Suckow was
                        Executive Vice President and Director of
                        Fixed Income for Oppenheimer Management
                        Corporation, New York, NY from May 1985 to
                        November 1992. Prior to that, Mr. Suckow was a fixed income portfolio manager for the Delaware Group.


               EXECUTIVE OFFICERS OF THE FUNDS


OFFICER            AGE  BUSINESS EXPERIENCE DURING PAST FIVE YEARS

David K. Downes    56   Mr. Downes has served as Senior Vice
                        President and Chief Administrative Officer for the Funds since their inception in 1993 and has served in the same capacity for each of the other funds in the Delaware Group since 1992. He has also served as Chief
                        Financial Officer since 1993 for the Funds and each of the other funds in the Delaware
                        Group.  He is also Senior Vice
                        President/Chief Administrative Officer/Chief
                        Financial Officer of Delaware Management
                        Company, Inc.; Chairman and Director of
                        Delaware Management Trust Company; Chief
                        Executive Officer and Director of Delaware
                        Investment & Retirement Services, Inc.;
                        Senior Vice President/Chief Administrative
                        Officer/Chief Financial Officer/Treasurer of
                        Delaware Management Holdings, Inc.; Senior
                        Vice President/Chief Financial
                        Officer/Treasurer and Director of DMH Corp.;
                        Senior Vice President/Chief Administrative
                        Officer/Chief Financial Officer and Director of Delaware Service Company, Inc.; Senior
                        Vice President/Chief Administrative Officer and Director of Delaware Distributors, Inc.;
                        Senior Vice President/Chief Administrative
                        Officer of Delaware Distributors, L.P.;
                        Chief Financial Officer and Director of
                        Delaware International Holdings Ltd.; Senior
                        Vice President/Chief Financial
                        Officer/Treasurer of Delaware Capital
                        Management, Inc.; Senior Vice President and
                        Director of Founders Holdings, Inc.; and
                        Director of Delaware International Advisers
                        Ltd.  Before joining the Delaware Group in
                        1992, Mr. Downes was Chief Administrative
                        Officer, Chief Financial Officer and
                        Treasurer of Equitable Capital Management
                        Corporation, New York, from December 1985 through August 1992, Executive Vice
                        President from December 1985 through March
                        1992 and Vice Chairman from March 1992
                        through August 1992.

               EXECUTIVE OFFICERS OF THE FUNDS


OFFICER            AGE  BUSINESS EXPERIENCE DURING PAST FIVE YEARS

George M.          49   Mr. Chamberlain has served as Senior Vice
Chamberlain, Jr.        President and Secretary  for Delaware Group
                        Dividend and Income Fund, Inc. and Delaware
                        Group Global Dividend and Income Fund, Inc.
                        since their inception in 1993.  Mr.
                        Chamberlain has also served as Senior Vice
                        President since 1992 and Secretary since
                        1986 for Delaware Group Delaware Fund, Inc.,
                        Delaware Group Trend Fund, Inc., Delaware
                        Group Decatur Fund, Inc., Delaware Group
                        DelCap Fund, Inc., Delaware Group Government
                        Fund, Inc., Delaware Group Delchester High-
                        Yield Bond Fund, Inc., Delaware Group
                        Limited-Term Government Funds, Inc.,
                        Delaware Group Cash Reserve, Inc., Delaware
                        Group Tax-Free Fund, Inc., DMC Tax-Free
                        Income Trust-Pennsylvania and Delaware Group
                        Tax-Free Money Fund, Inc., and Senior Vice
                        President since 1992 and Secretary since inception for Delaware Group Value Fund,
                        Inc., Delaware Group Premium Fund, Inc. and
                        Delaware Group Global & International Funds,
                        Inc.; and Senior Vice President since 1993 and Secretary since inception for Delaware
                        Pooled Trust, Inc. Mr. Chamberlain also serves as Senior Vice President and Secretary for Delaware Management Holdings,
                        Inc. and Delaware Distributors, L.P.;
                        Executive Vice President, Secretary and
                        Director for Delaware Management Trust
                        Company; Senior Vice President, Secretary and Director for DMH Corp., Delaware
                        Management Company, Inc., Delaware
                        Distributors, Inc., Delaware Service
                        Company, Inc., Delaware Capital Management,
                        Inc. and Delaware Investment & Retirement
                        Services, Inc.; Corporate Vice President,
                        Secretary and Director for Founders
                        Holdings, Inc.; Secretary and Director for
                        Delaware International Holdings Ltd.; and
                        Director for Delaware International Advisers
                        Ltd.  Mr. Chamberlain is also an Attorney.
                        During the past five years, Mr. Chamberlain has served in various executive capacities at different times within the Delaware organization.

Paul A. Matlack    36   Mr. Matlack has served as Vice
                        President/Senior Portfolio Manager for
                        Delaware Group Dividend and Income Fund,
                        Inc. and Delaware Group Global Dividend and
                        Income Fund, Inc. since 1993; Delaware Group
                        Delchester High-Yield Bond Fund, Inc. since
                        1990; Delaware Group Premium Fund, Inc.
                        since 1993; Delaware Group Global &
                        International Funds, Inc. since 1994; and
                        Delaware Pooled Trust, Inc. since 1995.  Mr.
                        Matlack is also Vice President/Senior
                        Portfolio Manager of DMC and an officer of the other fixed income funds in the Delaware
                        Group; Vice President of Founders Holdings,
                        Inc.; and Secretary and Director of Founders
                        CBO Corporation.  During the past five
                        years, Mr. Matlack has served in various executive capacities at different times within the Delaware organization.

               EXECUTIVE OFFICERS OF THE FUNDS


OFFICER            AGE  BUSINESS EXPERIENCE DURING PAST FIVE YEARS


Bernard P.         51   Mr. Schaffer has served as Vice
Schaffer                President/Senior Portfolio Manager for each
                        Fund since 1993.  Mr. Schaffer is also Vice
                        President/Senior Portfolio Manager of the other funds in the Delaware Group and of Delaware Management Company, Inc. During the past five years, Mr. Schaffer has served in various executive capacities at different times within the Delaware Group.

Michael P. Bishof  33   Mr. Bishof has served as Vice
                        President/Treasurer for the Funds and each of the other funds in the Delaware Group since 1995. Mr. Bishof is also Vice
                        President/Treasurer of Delaware Management
                        Company, Inc., Delaware Distributors, L.P.,
                        Delaware Distributors, Inc., Delaware
                        Service Company, Inc., Founders Holdings,
                        Inc. and Founders CBO Corporation; and Vice
                        President/Manager of Investment Accounting of Delaware International Holdings Ltd.
                        Before joining the Delaware Group in June
                        1995, Mr. Bishof was a Vice President for
                        Bankers Trust, New York, NY from October
                        1994 to June 1995; a Vice President for CS
                        First Boston Investment Management, New
                        York, NY from April 1993 to October 1994;
                        and an Assistant Vice President for
                        Equitable Capital Management Corporation,
                        New York, NY from April 1987 to April 1993.


                   DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                   The undersigned hereby appoints WAYNE A. STORK and DAVID K. DOWNES, and each of them, as proxies with full power of substitution, to vote on behalf of the undersigned the same number of shares which the undersigned is then entitled to vote, at the Annual Meeting of the Shareholders of Delaware Group Dividend and Income Fund, Inc. to be held on Friday, June 14, 1996, at 10:00 a.m., at the Union League of Philadelphia, 140 South Broad Street, Philadelphia, PA 19102, and at any adjournments thereof, on any matter properly coming before the meeting, and specifically as indicated on the reverse side.



                         (continued on the other side)



                                                             Please mark
                                                             your votes as
                                                         [x] indicated in
                                                             this example


(1)  To elect six directors:               FOR all             WITHHOLD
     Wayne A. Stork, Walter P. Babich,     nominees listed     AUTHORITY
     Anthony D. Knerr, Ann R. Leven,       (except as marked   to vote for all
     W. Thacher Longstreth,                to the contrary)    nominees listed
     Charles E. Peck
     (INSTRUCTIONS:  TO WITHHOLD AUTHORITY
     TO VOTE FOR ANY NOMINEE, WRITE THAT
     NOMINEE'S NAME IN THE SPACE PROVIDED
     BELOW.)

     --------------------------------------

(2)  Ratification of the appointment of        FOR      AGAINST     ABSTAIN
     Ernst & Young LLP as the independent
     auditors.

(3)  The undersigned authorizes the Proxies
     to vote in their discretion upon such
     other business as may properly come
     before the meeting.


                                       THIS PROXY WHEN PROPERLY EXECUTED
                                       WILL BE VOTED IN THE MANNER DIRECTED
                                       HEREIN BY THE UNDERSIGNED SHAREHOLDER.
                                       IF NO DIRECTION IS MADE, THIS PROXY WILL
                                       BE VOTED FOR ITEMS 1 AND 2.

                                       ------------------------------------

                                       ------------------------------------
                                           Signature of Shareholder(s)

                                           Date
                                               --------------------------------


                                           Note:  Please sign your name exactly
                                                  as it shown at the left.  When
                                                  signing as attorney, executor,
                                                  administrator, trustee,
                                                  guardian or corporate officer,
                                                  please give your full title as
                                                  such.  EACH joint owner is
                                                  requested to sign.

       Please sign, date and return this proxy promptly in the enclosed postage paid envelope.


                           DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.

                            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


DELAWARE GROUP                THE UNDERSIGNED HEREBY APPOINTS WAYNE A. STORK
PROXY SERVICES                AND DAVID K. DOWNES, AND EACH OF THEM, AS
POST OFFICE BOX 9002          PROXIES WITH FULL POWER OF SUBSTITUTION, TO
FARMINGDALE, NY  11735-9638   VOTE ON BEHALF OF THE UNDERSIGNED THE SAME NUMBER
                              OF SHARES WHICH THE UNDERSIGNED IS THEN ENTITLED
                              TO VOTE, AT THE ANNUAL MEETING OF THE
                              SHAREHOLDERS OF DELAWARE GROUP GLOBAL DIVIDEND
                              AND INCOME FUND, INC. TO BE HELD ON FRIDAY, JUNE
                              14, 1996, AT 10:00 A.M., AT THE UNION LEAGUE OF
                              PHILADELPHIA, 140 SOUTH BROAD STREET,
                              PHILADELPHIA, PA 19102, AND AT ANY ADJOURNMENTS
                              THEREOF, ON ANY MATTER PROPERLY COMING BEFORE THE
                              MEETING, AND SPECIFICALLY AS INDICATED BELOW.


THIS PROXY WHEN PROPERLY EXECUTED
WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER.
IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED "FOR" ITEMS 1 AND 2.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR
BLACK INK AS FOLLOWS      GGDI             KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
DELAWARE GROUP                             DETACH AND RETURN THIS PORTION ONLY
GLOBAL DIVIDEND AND INCOME FUND, INC.


VOTE ON DIRECTORS
FOR WITHHOLD FOR ALL
ALL    ALL    EXCEPT          1.    TO ELECT SIX DIRECTORS: 01) WAYNE A. STORK,
                                    02) WALTER P. BABICH, 03) ANTHONY D. KNERR,
                                    04) ANN R. LEVEN, 05) W. THACHER
                                    LONGSTRETH, AND 06) CHARLES E. PECK.

                                    -------------------------------------------
                                    TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                    NOMINEE, WRITE THAT NOMINEE'S NAME IN THE
                                    SPACE PROVIDED ABOVE
VOTE ON PROPOSAL
FOR    AGN    ABS             2.    RATIFICATION OF THE APPOINTMENT OF ERNST &
                                    YOUNG LLP AS THE INDEPENDENT AUDITORS.

                              3. THE UNDERSIGNED AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT IS SHOWN AT THE TOP, WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR CORPORATE OFFICER, PLEASE GIVE YOUR FULL TITLE AS SUCH. EACH JOINT OWNER IS REQUESTED TO SIGN.

     ----------------------------     ---------------------------      --------
      SIGNATURE OF SHAREHOLDER(S)     SIGNATURE OF SHAREHOLDER(S)      DATE